UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: February 28, 2014
(Date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive
Houston, Texas 77042
(Address of principal executive offices and zip code)

(855) 283-9237
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously announced, on February 13, 2014, Phillips 66 Partners LP (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Phillips 66 Partners GP LLC (the “General Partner”) and Phillips 66 Company (“P66 Company”), a wholly-owned subsidiary of Phillips 66 (“PSX”). Pursuant to the terms of the Contribution Agreement, the Partnership agreed to acquire from P66 Company the Gold Product Pipeline System, also known as the “Gold Line System,” and two refinery-grade propylene storage spheres located in Medford, Oklahoma, known as the “Medford Spheres” (collectively, the “Acquired Assets”) (the “Acquisition”). The total consideration for the Acquisition was $700 million, which included $400 million in cash; the issuance of 3,530,595 common units of the Partnership (“Common Units”) to P66 Company; the issuance of 72,053 general partner units of the Partnership to the General Partner to maintain its 2% general partner interest in the Partnership; and the assumption by the Partnership of a 5-year, $160 million note payable to a subsidiary of P66 Company. The Acquisition closed on February 28, 2014, with an effective date of March 1, 2014 (the “Effective Date”). In connection with the Acquisition, the Partnership and its subsidiaries entered into the various agreements described below.

The above summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on February 13, 2014, and incorporated herein by reference.

First Amendment to the Omnibus Agreement
On February 28, 2014, the Partnership entered into a First Amendment to the Omnibus Agreement (the “Omnibus Amendment”) with the General Partner; P66 Company; Phillips 66 Pipeline LLC (“P66 Pipeline”); Phillips 66 Partners Holdings LLC, a wholly-owned subsidiary of the Partnership (“PSXP Holdings”); and Phillips 66 Carrier LLC, a wholly-owned subsidiary of PSXP Holdings (“PSXP Carrier”). The Omnibus Amendment amends the parties’ existing Omnibus Agreement to, among other things, provide for additional services to be provided to the Partnership by P66 Company in connection with the Acquired Assets and increase the monthly operational and administrative support fee payable by the Partnership to P66 Company from $1,144,000 to $2,302,300, prorated from the Effective Date.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to the Operational Services Agreement
On February 28, 2014, PSXP Holdings and PSXP Carrier entered into a First Amendment to the Operational Services Agreement (the “Operational Services Amendment”) with P66 Pipeline. The Operational Services Amendment amends the parties’ existing Operational Services Agreement to, among other things, provide that the services provided to the Partnership by P66 Pipeline under the Operational Services Agreement will also be provided in support of the Acquired Assets.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Operational Services Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Gold Line Origination Services Agreement
On March 1, 2014, PSXP Carrier and P66 Pipeline entered into the Gold Line Origination Services Agreement the (“Origination Services Agreement”), pursuant to which P66 Pipeline will charge fees to PSXP Carrier for the provision of certain operational services by P66 Pipeline to PSXP Carrier in connection with the origination of petroleum products movements on the Gold Line System. The monthly fee payable by PSXP Carrier to P66 Pipeline is $110,000 and is subject to adjustment each year beginning in 2016 based on the Producer Price Index for Finished Goods. The Origination Services Agreement has a primary term of ten years and automatically extends for successive additional five-year renewal terms unless terminated by either party upon written notice to the other party no less than 180 days prior to the end of the initial term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Origination Services Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Storage Services Agreement (Gold Line Storage)

On March 1, 2014, PSXP Carrier and P66 Company entered into a Storage Services Agreement (the “Gold Line Storage Agreement”), pursuant to which PSXP Carrier will charge fees to P66 Company for storing certain identified petroleum products in storage tanks located in Wichita, Kansas; Kansas City, Kansas; and Cahokia, Illinois. The fees payable by P66 Company to PSXP Carrier are subject to adjustment each year beginning on January 1, 2015, based on the Producer Price Index for Finished Goods. The Gold Line Storage Agreement has a primary term of five years and automatically extends for up to two additional five-year periods unless terminated by either party upon 180 days’ written notice to the other party prior to the end of the initial term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Gold Line Storage Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Storage Services Agreement (Medford Storage Spheres)

On March 1, 2014, PSXP Holdings and P66 Company entered into a Storage Services Agreement (the “Medford Storage Agreement”), pursuant to which PSXP Holdings will charge fees to P66 Company for receiving and storing natural gas liquids and refinery grade propylene in the Medford Spheres. The fees payable by P66 Company to PSXP Holdings are subject to adjustment each year beginning on January 1, 2015, based on the Producer Price Index for Finished Goods. The Medford Storage Agreement has a primary term of ten years and automatically extends for up to two additional five-year periods unless terminated by either party upon 180 days' written notice to the other party prior to the end of the initial term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Medford Storage Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Terminal Services Agreement (Terminals in Wichita, Kansas, Kansas City, Kansas, Paola, Kansas, Jefferson City, Missouri and Cahokia, Illinois)

On March 1, 2014, PSXP Carrier and P66 Company entered into a Terminal Services Agreement (the “Terminal Services Agreement”), pursuant to which PSXP Carrier will charge fees to P66 Company for receiving refined petroleum products, handling and storing such refined petroleum products, and delivering such refined petroleum products into pipelines and transport trucks at terminals located in Wichita, Kansas; Kansas City, Kansas; Paola, Kansas; Jefferson City, Missouri; and Cahokia, Illinois. P66 Company agreed to deliver certain minimum volumes of refined petroleum products for handling, storage and delivery at the terminals. The fees payable by P66 Company to PSXP Carrier are subject to adjustment each year beginning on January 1, 2015, based on the Producer Price Index for Finished Goods. The Terminal Services Agreement has a primary term of five years and may be renewed by P66 Company for up to two additional five-year periods upon 180 days' written notice from P66 Company to PSXP Carrier prior to the end of the initial term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Terminal Services Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Transportation Services Agreement (Gold Line System)

On March 1, 2014, PSXP Carrier and P66 Company entered into a Transportation Services Agreement (the “Gold Line Transportation Services Agreement”), pursuant to which PSXP Carrier will charge fees to P66 Company for transporting refined petroleum products along four routes on the Gold Line System. P66 Company agreed to deliver certain minimum volumes of refined petroleum products for transportation on the Gold Line System. PSXP Carrier may file with the United States Federal Energy Regulatory Commission (“FERC”) to adjust tariff rates annually beginning on July 1, 2015, at a rate equal to the percentage change in the inflationary index promulgated by FERC. The Gold Line Transportation Services Agreement has a primary term of ten years and may be renewed by P66 Company for a single additional five-year period upon 180 days' written notice from P66 Company to PSXP Carrier prior to the end of the initial term.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Gold Line Transportation Services Agreement, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Assignment, Assumption and Modification of Note

The information set forth under Item 2.03 below with respect to the Assignment, Assumption and Modification of Note is incorporated herein by reference.

Relationships

Each of the parties to the various agreements described above is a direct or indirect subsidiary or affiliate of PSX. As a result, certain individuals, including officers of PSX and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. P66 Company currently (as of the date of this Current Report on Form 8-K) owns 19,858,957 Common Units and

35,217,112 subordinated units of the Partnership (“Subordinated Units”), collectively representing a 73.0% limited partner interest in the Partnership based on the number of Common Units and Subordinated Units outstanding as of March 1, 2014. P66 Company also owns an indirect 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the terms and conditions of the Contribution Agreement, the Acquisition closed on February 28, 2014, with an effective date of March 1, 2014. The description of the Acquisition contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 1, 2014, the Partnership entered into an Assignment, Assumption and Modification of Note (the “Assumption Agreement”) with P66 Company and Phillips Gas Company Shareholder, Inc. (the “Lender”), pursuant to which the Partnership assumed the obligations of P66 Company under a note payable to the Lender (the “Note”) in the original principal amount of $160 million. The Note has a term of five years and bears interest at the rate of three percent per annum. Interest on the Note is payable quarterly and all principal and any accrued and unpaid interest on the Note is due and payable at maturity on February 28, 2019.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 2.01 above of the Partnership’s issuance of Common Units to P66 Company on February 28, 2014, in connection with the closing of the Acquisition is incorporated in this Item 3.02 by reference. The issuance of the Common Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2), as a transaction by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Partnership will file the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Partnership will file the pro forma financial information required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.		Description
10.1	--
First Amendment to the Omnibus Agreement, dated as of February 28, 2014, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC

10.2	--	First Amendment to the Operational Services Agreement, dated as of February 28, 2014, by and between Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC
10.3	--	Gold Line Origination Services Agreement, dated as of March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Pipeline LLC
10.4†	--	Storage Services Agreement (Gold Line), dated March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Company
10.5†	--	Storage Services Agreement (Medford Spheres), dated March 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.6†	--	Terminal Services Agreement, dated March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Company
10.7	--	Transportation Services Agreement, dated March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Company
10.8	--	Assignment, Assumption and Modification of Note, dated as of March 1, 2014, by and among Phillips 66 Company, Phillips 66 Partners LP, and Phillips Gas Company Shareholder, Inc.
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† Confidential treatment has been requested for certain portions of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on March 3, 2014. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: March 3, 2014	By:	/s/ J.T. Liberti
J.T. Liberti Vice President and Chief Operating Officer

Index to Exhibits

Exhibit No.		Description
10.1	--
First Amendment to the Omnibus Agreement, dated as of February 28, 2014, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC

10.2	--	First Amendment to the Operational Services Agreement, dated as of February 28, 2014, by and between Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC
10.3	--	Gold Line Origination Services Agreement, dated as of March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Pipeline LLC
10.4†	--	Storage Services Agreement (Gold Line), dated March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Company
10.5†	--	Storage Services Agreement (Medford Spheres), dated March 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.6†	--	Terminal Services Agreement, dated March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Company
10.7	--	Transportation Services Agreement, dated March 1, 2014, by and between Phillips 66 Carrier LLC and Phillips 66 Company
10.8	--	Assignment, Assumption and Modification of Note, dated as of March 1, 2014, by and among Phillips 66 Company, Phillips 66 Partners LP, and Phillips Gas Company Shareholder, Inc.
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† Confidential treatment has been requested for certain portions of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on March 3, 2014. Such portions have been omitted and filed separately with the Securities and Exchange Commission.